UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 26, 2010

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 26, 2010, Sanmina-SCI Corporation (the “Company”) issued a press release announcing financial results for its third fiscal quarter ended on July 3, 2010. The press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.

Exhibit No	Description

Exhibit 99.1	Earnings Press Release issued by Sanmina-SCI Corporation on July 26, 2010 (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

	By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President, General Counsel and Corporate Secretary

Date: July 26, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Earnings Press Release issued by Sanmina-SCI Corporation on July 26, 2010 (furnished herewith)